SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2002 (August 13, 2002)
SEQUA CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-804	13-1885030
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
200 Park Avenue, New York, New York		10166
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (212) 986-5500

None
(Former name or former address, if changed since last report.)

Item 9.	Regulation FD Disclosure

           On August 13, 2002, each of the Principal Executive Officer, Norman E. Alexander and Principal Financial Officer, Howard M. Leitner, of Sequa Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUA CORPORATION

By__/s/ Howard M. Leitner__
Howard M. Leitner
Chief Financial Officer

Dated: August 14, 2002

EXHIBIT INDEX

Number	Description

99.1	Statement Under Oath of Principal Executive Officer dated August 13, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 13, 2002

Exhibit 99.1

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Norman E. Alexander, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Sequa Corporation (the "Company") and, except as corrected or supplemented in a subsequent covered report:

P      no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

P      no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company's audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

P the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 25, 2002 of Sequa Corporation;

P all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Sequa Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

P any amendments to any of the foregoing.

/s/Norman E. Alexander	Subscribed and sworn to
Norman E. Alexander	before me this 13th day of
August 13, 2002	August 2002.
/s/ Diane C. Bunt
Notary Public

My Commission Expires:
October 12, 2005
Exhibit 99.2

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Howard M. Leitner, state and attest that:

(1)	To the best of my knowledge, based upon a review of the covered reports of Sequa Corporation (the "Company") and, except as corrected or supplemented in a subsequent covered report:

P      no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

P      no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2)	I have reviewed the contents of this statement with the Company's audit committee.

(3)	In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

P the Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 25, 2002 of Sequa Corporation;

P all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Sequa Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

P any amendments to any of the foregoing.

/s/Howard M. Leitner	Subscribed and sworn to
Howard M. Leitner	before me this 13th day of
August 13, 2002	August 2002.
/s/ Diane C. Bunt
Notary Public

My Commission Expires:
October 12, 2005